UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 24, 2008
Bio-Imaging Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11182	11-2872047

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Newtown-Yardley Road, Newtown, PA	18940

(Address of Principal Executive Offices)	(Zip Code)
(267) 757-3000
(Registrant’s telephone number,
including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.
     On March 24, 2008, pursuant to the Agreement and Plan of Merger among Bio-Imaging Technologies, Inc. (the “Company”), Bio-Imaging Acquisition Corporation, a Pennsylvania Corporation and wholly-owned subsidiary of the Company, and Phoenix Data Systems, Inc., a Pennsylvania corporation (“Phoenix”), and its Stockholders’ Representative, dated as of March 24, 2008 (the “Agreement”), the Company acquired all of the outstanding capital stock of Phoenix.
     On March 25, 2008, the Company filed a current report on Form 8-K (the “Original 8-K”) announcing the execution of the Agreement; however, the Original 8-K did not include the Agreement as an exhibit. This amendment is filed for the sole purpose of attaching the Agreement as Exhibit 10.1 to the Original 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1*	Agreement and Plan of Merger, dated March 24, 2008, by and among the Company, Bio-Imaging Acquisition Corporation and Phoenix Data Systems, Inc. and its Stockholders’ Representative.

*	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.
Dated: March 28, 2008	By:	/s/ Mark L. Weinstein
		Name:	Mark L. Weinstein
		Title:	President and Chief Executive Officer